Exhibit 10.1

                           EIGHTH AMENDMENT AGREEMENT

     EIGHTH AMENDMENT AGREEMENT (this "Amendment"), dated as of March 21, 2006,
                                       ---------
by and among AEROFLEX INCORPORATED (f/k/a ARX, Inc., "Aeroflex"), AEROFLEX
                                                      --------
PLAINVIEW, INC. (f/k/a AEROFLEX LABORATORIES INCORPORATED), AEROFLEX POWELL, INC. (f/k/a AEROFLEX LINTEK CORP.), AEROFLEX SYSTEMS CORP., AEROFLEX BLOOMINGDALE, INC., AEROFLEX COLORADO SPRINGS, INC. (f/k/a AEROFLEX UTMC MICROELECTRONIC SYSTEMS INC.), IFR SYSTEMS, INC., AEROFLEX WITCHITA, INC. (f/k/a IFR AMERICAS, INC.), AEROFLEX MICROELECTRONIC SOLUTIONS, INC. (f/k/a AEROFLEX MCE TECHNOLOGIES, INC.), AEROFLEX / INMET, INC. (f/k/a MCE / INMET CORPORATION), AEROFLEX / WEINSHEL, INC. (f/k/a MCE / WEINSCHEL CORPORATION), AEROFLEX / KDI, INC. (f/k/a MCE / KDI CORPORATION) and AEROFLEX METELICS, INC. (f/k/a MCE / METELICS CORPORATION) (each a "Borrower" and collectively the "Borrowers"), BANK
                               --------                        ---------
OF AMERICA, N.A. (successor by merger to Fleet National Bank) ("BofA"), JPMORGAN
                                                                ----
CHASE BANK, N.A. (f/k/a The Chase Manhattan Bank ("JPMorgan;" BofA and JPMorgan
                                                   --------
are referred to herein individually as a "Bank" and collectively as the "Banks"), BANK OF AMERICA, N.A. successor by merger to Fleet National Bank, as Administrative Agent (in such capacity the "Administrative Agent") and Fronting
                                            --------------------
Bank, and JPMORGAN CHASE BANK, N.A. as Syndication Agent.

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, the Borrowers, the Banks, the Fronting Bank, the Syndication Agent and the Administrative Agent have entered into a Fifth Amended and Restated Loan and Security Agreement, dated as of February 14, 2003, as amended by a First Amendment dated as of February 27, 2003, by a Consent, Waiver and Second Amendment Agreement dated as of June 26, 2003, by a Consent, Waiver and Third Amendment Agreement dated as of July 24, 2003, a Consent, Waiver and Fourth Amendment Agreement dated as of October 31, 2003, by a Consent, Waiver and Fifth Amendment Agreement dated as of September 28, 2004, a Consent, Waiver and Sixth Amendment Agreement dated as of April 19, 2005 and a Consent, Waiver and Seventh Amendment Agreement dated as of May 20, 2005 (such agreement, as so amended and as further amended from time to time, the "Loan Agreement"; capitalized terms
                                           --------------
not otherwise defined herein shall have the respective meanings provided therefor in the Loan Agreement);

     WHEREAS, Aeroflex has informed the Banks that it is entering into a new $100,000,000 credit facility with Aeroflex and Aeroflex Test Solutions Limited as Borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the "New Credit Facility");
                           -------------------

     WHEREAS, all obligations under the Loan Agreement have been terminated other than the Mortgage Loans outstanding on the Eighth Amendment Effective Date (as defined below) and any Liens related thereto;

     WHEREAS, as a result of the transactions described above the parties desire to further amend the Loan Agreement in the manner hereinafter provided;

     NOW, THEREFORE, it is agreed:

     1.   Amendments.
          ----------

     (i) The Loan Agreement is hereby amended by replacing, effective as of the Eighth Amendment Effective Date, Article V (Affirmative Covenants),
          Article VI (Negative Covenants), Article VIII (Defaults and Remedies) and Article III

2


          (Representations and Warranties) with Section 6 (Affirmative Covenants), Section 7 (Negative Covenants), Section 8 (Events of Default) and Section 4 (Representations and Warranties), respectively, of the New Credit Facility, as the same may be amended, supplemented or otherwise modified from time to time, in each case with the consent of the Administrative Agent as a party to such amendment, supplement or other modification, or otherwise; provided that (i) references to "Administrative Agent", "Aeroflex" and -------- "Lenders" in the replacement sections shall be deemed to be references to the "Administrative Agent", "Borrowers" and "Banks" under the Loan Agreement, respectively, (ii) except as noted in clause (i) above, defined terms referenced in the replacement sections shall be as defined in the New Credit Facility, (iii) to the extent any financial statement of any Borrower is delivered pursuant to the New Credit Facility, such financial statement shall be deemed to have been delivered under the Loan Agreement and (iv) the additional following event of default shall also be considered an Event of Default under the Loan Agreement, as amended:

               "any `Event of Default' shall occur under (and as defined in) any Mortgage, whether in whole or in part, or any principal payment thereunder (in whole or in part) shall be accelerated or otherwise become due or payable prior to the scheduled payment date."

     (ii) The Loan Agreement is hereby amended by replacing clause (a) of
          Section 7.01 in its entirety with the following:

               "(a) Each Borrower hereby pledges, assigns, conveys, mortgages, transfers and delivers to the Administrative Agent (for the benefit of the Administrative agent, the Fronting Bank and all of the Banks), and grants to the Administrative Agent (for the benefit of the Administrative Agent, the Fronting Bank and all of the Banks) a continuing security interest in and to, the Plainview Property and any and all of the real property described in any Mortgage, any and all fixtures and improvements thereon and thereto, and any and all interests therein, as the "Collateral" for the timely and full payment and satisfaction of the Obligations as and when due; provided however that the Plainview Property by its terms serves as Collateral for the Mortgage Loans, interest thereon and the other related Obligations as provided in the Plainview Mortgage."

     (iii) The Loan Agreement is hereby amended by deleting clause (b) of
           Section 7.01 in its entirety.

     (iv) "Trigger Event" shall be amended to mean only "the occurrence at any time of an Event of Default."

     (v) All other terms, conditions and provisions of the Loan Agreement, including Article VII (Collateral) but other than those terms, conditions and provisions amended or modified by this Amendment, shall be deemed amended accordingly to conform to, and in a manner not inconsistent with, the foregoing, and shall be operative only as and to the extent that the same are applicable to the Mortgage Loans in the reasonable judgment of the Administrative Agent.

3


     2.    Conditions of Amendment.
           -----------------------

     The effectiveness of this Amendment (the "Eighth Amendment Effective Date") shall be subject to the satisfaction of each of the following terms and conditions and shall not be effective unless and until each of the following terms and conditions shall have been satisfied to the satisfaction of the Administrative Agent and each of the Banks:

     (a) Receipt by the Administrative Agent of this Amendment duly executed by each party hereto.

     (b) The Borrowers shall pay all accrued and unpaid fees, costs and expenses in connection with the Amendment and the transactions contemplated thereby to the extent then due and payable, together with the reasonable legal fees and expenses of the Administrative Agent, including any legal fees and expenses of foreign counsel to the Administrative Agent.

     3.    Representations and Warranties.
           ------------------------------

     (a) Each of the Borrowers confirms and restates prior to the Eighth Amendment Effective Date, the accuracy of the representations and warranties contained in the Loan Agreement, the Mortgage Notes and any other documentation creating or evidencing any interest in the Collateral.

     (b) The making and performance of this Amendment and the performance of the Loan Agreement are within the power and authority of each Borrower and have been duly authorized by all necessary corporate action. The making and performance of this Amendment does not and under present law will not require any consent or approval of any of the Borrowers' shareholders or any other person (other than consents and approvals heretofore obtained and in full force and effect), do not and under present law will not violate any law, rule, regulation order, writ, judgment, injunction, decree, determination or award, do not violate any provision of any Borrower's charter or by-laws, do not and will not result in any breach of any material agreement, lease or instrument to which any Borrower is a party, by which any Borrower is bound or to which any of a Borrower's assets is or may be subject, and do not and will not give rise to any Lien upon any Borrower's assets except in favor of the Administrative Agent (for the ratable benefit of the Banks). No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency (other than authorizations, approvals, consents, filings and registrations heretofore obtained and in full force and effect) are necessary for the execution, delivery or performance by any Borrower of this Amendment or for the validity or enforceability of this Amendment.

     4.    Miscellaneous.
           -------------

     (a) The amendments set forth in this Amendment are limited precisely as written and shall not be deemed to (i) be a consent to or a waiver of any other term or condition of the Loan Agreement or any other Loan Instrument or (ii) prejudice any right or rights which any Bank may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Instrument.

     (b) THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

4


     (c) The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

     (d) This Amendment shall be binding upon and inure to the benefit of the each Borrower and their respective successors and to the benefit of the Fronting Bank, the Administrative Agent and the Banks and their respective successors and assigns. The rights and obligations of each Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the Fronting Bank, the Administrative Agent and the Banks, and any purported assignment or delegation without such consent shall be void. This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

     (e) The Borrowers agree to pay the Administrative Agent upon demand all reasonable expenses, including reasonable fees of attorneys and paralegals for the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any agreements, instruments and documents executed or furnished in connection with this Amendment.

5


     IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                           AEROFLEX INCORPORATED
                           AEROFLEX PLAINVIEW, INC.
                           AEROFLEX POWELL, INC.
                           AEROFLEX SYSTEMS CORP.
                           AEROFLEX BLOOMINGDALE, INC.
                           AEROFLEX COLORADO SPRINGS, INC.
                           IFR SYSTEMS, INC.,
                           AEROFLEX WITCHITA, INC.
                           AEROFLEX MICROELECTRONIC SOLUTIONS, INC.
                           AEROFLEX / INMET CORPORATION
                           AEROFLEX / WEINSCHEL CORPORATION
                           AEROFLEX / KDI CORPORATION
                           AEROFLEX / METELICS CORPORATION
                           as Borrowers

                           By:   /s/Charles T. Badlato
                               ----------------------------------------
                               Name:  Charles T. Badlato
                               Title: Assistant Secretary of each of the above
                                      entities

6


                           BANK OF AMERICA, N.A., as a Bank, as the Fronting Bank and as the Administrative Agent



                           By:  /s/Steven J. Melicharek
                              ----------------------------------------
                           Name:  Steven J. Melicharek
                           Title: SVP/CPO


                           JPMORGAN CHASE BANK, as a Bank and as Syndication
                           Agent



                           By:     John K. Budzynski
                              ----------------------------------------
                           Name:   John K. Budzynski
                           Title:  Vice President